UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2020
Date of Report (Date of earliest event reported)

TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road,
Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

(703) 724-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of this Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of  the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

On November 12, 2020, the Company filed Articles of Amendment (the “Articles”) with the State Department of Assessments and Taxation of the State of Maryland, effective as of the same date (the “Effective Time”). The Articles amend the Company’s charter to effect a reverse stock split such that (1) every 1.259446 shares of Class A Common Stock that were issued and outstanding immediately prior to the Effective Time were changed into one issued and outstanding share of Class A Common Stock, and (2) every 1.259446 shares of Class B Common Stock that were issued and outstanding immediately prior to the Effective Time were changed into one issued and outstanding share of Class B Common Stock. A copy of the Articles is attached to this Current Report on form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Also on November 12, 2020, the Company filed Second Articles of Amendment and Restatement (the “Second Amended Articles”) with the State Department of Assessments and Taxation of the State of Maryland, effective as of the same date (the “Effective Time”). The Second Amended Articles amend the Company’s charter to effect a conversion of each share of the Class B Common Stock that were issued and outstanding immediately prior to the Effective Time into one fully paid and nonassessable share of Class A Common Stock. From and after the Effective Time, certificates representing the Class B Common Stock now represent the number of shares of Class A Common Stock in which such Class B Common Stock was converted. Also at the Effective Time, the Class A Common Stock was renamed and redesignated as common stock, par value $0.001 per share, of the Corporation. The Consent Solicitation Statement relating to the Company’s solicitation of consents to amend the terms of the 12% Cumulative Exchangeable Redeemable Preferred Stock, which was filed with the SEC on October 16, 2020, contains a description of the Second Amended Articles. A copy of the Second Amended Articles is attached to this Current Report on form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Amendment to Bylaws

On November 13, 2020, the Board amended the Company’s Bylaws (the “Bylaws”), effective on that date. The Bylaw amendments grant the Board of Directors greater discretion as to the timing and location of stockholder and board meetings, which will facilitate or permit virtual meetings; require a majority of the shares outstanding to request a special stockholder meeting and add a process related to stockholder-requested special meetings; update the organization and conduct of stockholder meetings; consolidate the opt-out provision from the Maryland Control Share Acquisition Act; make appointment of an inspector of election permissive rather than mandatory, which is consistent with Maryland law; and make stock certificates optional to allow the Company to move to uncertificated shares. A copy of the Bylaws is attached to this Current Report on form 8-K as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

3.1	Articles of Amendment of Telos Corporation

3.2	Second Articles of Amendment and Restatement of Telos Corporation

3.3	Amended and Restated Bylaws of Telos Corporation

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS Corporation

By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer

Date: November 16, 2020